Exhibit 10.2

FIRST AMENDMENT TO
REVOLVING CREDIT, TRANCHE B LOAN AND SECURITY AGREEMENT

     FIRST AMENDMENT TO REVOLVING CREDIT, TRANCHE B LOAN AND SECURITY AGREEMENT, dated as of June 6, 2003 (“Amendment”), by and among MAYOR’S JEWELERS, INC., a Delaware corporation, MAYOR’S JEWELERS, INC., a Florida corporation, and each of the other Domestic Subsidiaries parties thereto (collectively, the “Borrowers”), FLEET RETAIL FINANCE INC. (“FRFI”), GMAC BUSINESS CREDIT, LLC (“GMACBC”), as syndication agent (the “Syndication Agent”), BACK BAY CAPITAL FUNDING LLC (the “Tranche B Lender” and collectively with FRFI and GMACBC, the “Lenders”), and FLEET RETAIL FINANCE INC., as administrative agent for itself and the Lenders (the “Administrative Agent”).

     WHEREAS, the Borrowers, the Lenders, and the Administrative Agent are parties to a Revolving Credit, Tranche B Loan and Security Agreement, dated as of August 20, 2002 (as amended and in effect from time to time, the “Credit Agreement,” capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Lenders have extended credit to the Borrowers on the terms and subject to the conditions set forth therein; and

     WHEREAS, the Borrowers, the Lenders, and the Administrative Agent have agreed to amend and waive certain provisions of the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     §1. Amendments to the Credit Agreement.

     §1.1 Amendment to §1.1 of the Credit Agreement. §1.1 of the Credit Agreement is hereby amended as follows:

     (a) The definition of “Fiscal” is hereby amended by deleting the word “January” and inserting in lieu thereof the word “March” in the penultimate line thereof and adding the following sentence immediately at the end of such definition:

“The fiscal year ended March 29, 2003 shall be comprised of five fiscal quarters. The fifth fiscal quarter shall commence on February 2, 2003 and end on March 29, 2003 and any reference to a “Fifth 2002 Fiscal Quarter” shall constitute a reference to such period commencing February 2, 2003 and ending on March 29, 2003.”

     (b) The definition of “EBITDA” is hereby amended by inserting, immediately before the period (“.”) at the end thereof, the following text:

”; provided further, that any extraordinary charges resulting from any change to the fiscal year of Mayor’s or its Subsidiaries shall be excluded from the calculation of EBITDA.”

     (c) The table set forth below the definition of “Minimum EBITDA” in §1.1 of the Credit Agreement is hereby replaced in its entirety with the table below:

Reference Period Ended	Minimum EBITDA
Fourth 2002 Fiscal Quarter ended February 2, 2003	($441,000)

Fifth 2002 Fiscal Quarter ended March 29, 2003	($3,636,000)

First 2003 Fiscal Quarter ended June 28, 2003	($7,577,000)

Second 2003 Fiscal Quarter ended September 27, 2003	($9,564,000)

Third 2003 Fiscal Quarter ended December 27, 2003	($7,603,000)

Fourth 2003 Fiscal Quarter ended April 3, 2004	($6,074,000)

First 2004 Fiscal Quarter ended July 3, 2004	($4,053,000)

Second 2004 Fiscal Quarter ended October 2, 2004	($1,191,000)

Third 2004 Fiscal Quarter ended January 1, 2005	$3,725,000

Fourth 2004 Fiscal Quarter ended April 2, 2005	$5,426,000

First 2005 Fiscal Quarter ended July 2, 2005	$6,840,000

     (d) The definition of “Reference Period” is hereby amended by (i) inserting immediately after the text “provided, however,” the text “(i)”, and (ii) inserting immediately before the period (“.”) at the end thereof, the following text:

“and (ii) that the Fifth 2002 Fiscal Quarter which shall commence on February 2, 2003 and end on March 29, 2003 shall be deemed a fiscal quarter for purpose of calculation of the Reference Period.”

     §1.2 Amendment to §7.4.1 of the Credit Agreement. §7.4.1 of the Credit Agreement is hereby amended by deleting the text “Saturday of each year closest to January 31” and inserting in its place the text “Saturday of each year closest to March 31”

     §1.3 Amendment to §10.2 of the Credit Agreement. §10.2 of the Credit Agreement is hereby amended by replacing the table therein with the table below:

Fiscal Quarter	Percentage
Fourth 2002 Fiscal Quarter ended February 2, 2003	3.0%

Fifth 2002 Fiscal Quarter ended March 29, 2003	9.4%

First 2003 Fiscal Quarter ended June 28, 2003	8.9%

Second 2003 Fiscal Quarter ended September 27, 2003	8.5%

Third 2003 Fiscal Quarter ended December 27, 2003	10.1%

Fourth 2003 Fiscal Quarter ended April 3, 2004	11.4%

First 2004 Fiscal Quarter ended July 3, 2004	10.9%

Second 2004 Fiscal Quarter ended October 2, 2004	10.5%

Third 2004 Fiscal Quarter ended January 1, 2005	10.1%

Fourth 2004 Fiscal Quarter ended April 2, 2005	11.4%

First 2005 Fiscal Quarter ended July 2, 2005	10.9%

     §2. Limited Waiver. The Borrowers have informed the Lenders that they wish to change the date of the end of their fiscal year from the Saturday of each year closest to January 31 to the Saturday of each year closest to March 31. In response to the Borrowers’ request, the Lenders hereby waive compliance with section 9.10 of the Credit Agreement solely to the extent necessary to permit such change to the fiscal year end date of [? the Saturday closest to ?]March 31. Nothing contained in this waiver shall be construed to imply a willingness on the part of the Lenders to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

     §3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof, and as of any date on which the conditions set forth in §4 below are met, as follows:

     (a) The execution and delivery by each of the Borrowers of this Amendment and all other instruments and agreements required to be executed and delivered by such Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each of the Borrowers of any of its obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of such Borrower, have been authorized by all necessary corporate proceedings on behalf of such Borrower and do not and will not contravene any provision of law or such Borrower’s charter, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon such Borrower.

     (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which any Borrower is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights.

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrowers of the transactions among the parties contemplated hereby and thereby or referred to herein.

     (d) The representations and warranties contained in §7 of the Credit Agreement and in the other Loan Documents were true and correct as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct as of the date hereof.

     (e) Each of the Borrowers has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

     (f) Each of the Borrowers acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 13.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

     §4. Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date) upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent and the Lenders:

     (a) This Amendment shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect;

     (b) The Administrative Agent shall have received such other items, documents, agreements, items or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     §5. MiscellaneousProvisions.

     (a) Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Lenders and the Administrative Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Lenders and the Administrative Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) Without limiting the expense reimbursement requirements set forth in §16.2 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys’ fees, of the Administrative Agent incurred in connection with this Amendment.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

MAYOR’S JEWELERS, INC.
By:
Name:
Title:

MAYOR’S JEWELERS, INC.
By:
Name:
Title:

JBM RETAIL COMPANY, INC.
By:
Name:
Title:

JBM VENTURE CO., INC.
By:
Name:
Title:

MAYOR’S JEWELERS INTELLECTUAL PROPERTY HOLDING COMPANY
By:
Name:
Title:

“ADMINISTRATIVE AGENT” FLEET RETAIL FINANCE INC.
By:
Name:
Title:

“SYNDICATION AGENT” GMAC BUSINESS CREDIT, LLC
By:
Name:
Title:

“REVOLVING CREDIT LENDERS” FLEET RETAIL FINANCE INC.
By:
Name:
Title:

GMAC BUSINESS CREDIT, LLC
By:
Name:
Title:

“TRANCHE B LENDER” BACK BAY CAPITAL FUNDING LLC
By:
Name:
Title: